Exhibit 10.29

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of February 6, 2014, made by HD SUPPLY HOLDINGS, LLC, a Florida limited liability company and HD SUPPLY FACILITIES MAINTENANCE, LTD., a Florida limited partnership (each, an “Additional Pledgor”), in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Note Collateral Agent”) for the Secured Parties (as defined in the Second Lien Collateral Agreement referred to below).  All capitalized terms not defined herein shall have the meaning ascribed to them in the Second Lien Collateral Agreement referred to below.

W I T N E S S E T H :

WHEREAS, HD Supply, Inc., a Delaware corporation (“the “Company”), the Subsidiary Guarantors from time to time party thereto, and Wilmington Trust, National Association, as indenture trustee (in such capacity, and together with any successors and assigns in such capacity, the “Trustee”) on behalf of the Holders (as defined in the Second Lien Indenture) and as Note Collateral Agent, are parties to a Second Lien Indenture, dated as of April 12, 2012 (as amended by that First Supplemental Indenture, dated as of April 12, 2012, and as the same may be further amended, amended and restated, waived, supplemented or otherwise, modified from time to time, the “Second Lien Indenture”);

WHEREAS, in connection with the Second Lien Indenture, the Company and certain of its Subsidiaries are, or are to become, parties to the Second Lien Collateral Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Second Lien Collateral Agreement”), in favor of the Note Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, the Second Lien Indenture requires each Additional Pledgor to become a Pledgor under the Second Lien Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of each Additional Pledgor; and

WHEREAS, each Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the Second Lien Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             Second Lien Collateral Agreement.  By executing and delivering this Supplemental Agreement, each Additional Pledgor, as provided in subsection 9.15 of the Second Lien Collateral Agreement, hereby becomes a Pledgor under the Second Lien Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of each Additional Pledgor listed in Annex 1-A hereto, as a Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 2 to the Second Lien Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information.

2.             GOVERNING LAW.  THIS SUPPLEMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR

Annex 3-1

RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Annex 3-2

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

HD SUPPLY HOLDINGS, LLC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HD SUPPLY FACILITIES MAINTENANCE, LTD.

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

[Signature Page to Supplemental Agreement (Second Lien Notes)]

Acknowledged and Agreed to as

of the date hereof by:

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Note Collateral Agent

By:	/s/ Lynn M. Steiner
	Name:	Lynn M. Steiner
	Title:	Vice President

[Signature Page to Supplemental Agreement (Second Lien Notes)]

Annex 1-A to

Supplemental Agreement

Supplement to
Second Lien Collateral Agreement
Schedule 2

Pledged Stock

Pledgor	Issuer	Class of Stock or Interests	Par Value	Certificate No(s).	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
HD Supply Holdings, LLC	Creative Touch Interiors, Inc.	Common (voting shares)	No par	23	1000	100%
HD Supply Facilities Maintenance, Ltd.	HD Supply FM Services, LLC	Units of membership interests	No par	N/A	100	100%

A-1